Exhibit 10.12

================================================================================







                             AMENDMENT NO. 1 TO THE
                             STOCKHOLDERS' AGREEMENT


                                      among


                                  MEDICON, INC.


                                       and


                          THE STOCKHOLDERS NAMED HEREIN


                         _______________________________

                          Dated as of September 6, 1995

                         _______________________________







================================================================================

                             AMENDMENT NO. 1 TO THE
                             STOCKHOLDERS' AGREEMENT



          AMENDMENT NO. 1 TO THE STOCKHOLDERS' AGREEMENT (this "Amendment"),
                                                                ---------

dated as of September 6, 1995, among MEDICON, INC., an Illinois corporation (the

"Company"), J.H. WHITNEY & CO., a New York limited partnership ("Whitney"),
 -------                                                         -------

WHITNEY 1990 EQUITY FUND, L.P., a Delaware limited partnership ("Whitney Equity
                                                                 --------------

Fund"), WHITNEY SUBORDINATED DEBT FUND, L.P., a Delaware limited partnership
- ----

("Whitney Debt Fund"), CHEMICAL VENTURE CAPITAL ASSOCIATES, a California limited
  -----------------

partnership ("CVCA," and together with Whitney, Whitney Equity Fund and Whitney
              ----

Debt Fund, the "Investors"), ALAN P. MINTZ ("Mintz"), LAWRENCE RUBINSTEIN
                ---------                    -----

("Rubinstein"), JOHN E. ADAMS ("Adams"), NANCIE BLATT ("Blatt"), ALAN SPIRO
  ----------                    -----                   -----

("Spiro"), SHELDON GULINSON ("Gulinson), JAMES ZECHMAN ("Zechman," and
  -----                       --------                   -------

collectively with Mintz, Rubinstein, Adams, Blatt, Spiro and Gulinson, the

"Original Stockholders"), Steven Hillel Mintz Irrevocable Trust (12/19/94) (SHM
 ---------------------                                                      ---

Trust"), ARI DAVID MINTZ IRREVOCABLE TRUST (12/19/94) ("ADM Trust"), JEFFREY
- -----                                                   ----------

ADAM MINTZ IRREVOCABLE TRUST (12/19/94) ("JAM Trust"), JONATHAN EPHRAIM MINTZ
                                          ---------

IRREVOCABLE TRUST ("JEM Trust"), ADAM M. RUBINSTEIN IRREVOCABLE TRUST (12/19/94)
                    ---------

("AMR Trust"), ADINA R. HERMAN IRREVOCABLE TRUST (12/19/94) ("ARH Trust)and
  ---------                                                   ---------

ELANA B. RUBINSTEIN IRREVOCABLE TRUST ("EBR Trust," and collectively with SHM
                                        ---------

Trust, ADM Trust, JAM Trust, JEM Trust, AMR Trust and ARH Trust, the

"Transferees").  The Transferees, together with the Original
 -----------

Stockholders, are referred to herein as the "Management Stockholders."
                                             -----------------------

          WHEREAS, on November 3, 1994, the Investors and the Original

Stockholders entered into certain agreements, including the Stockholders'

Agreement that is being amended hereby (the Initial Agreement"), and consummated
                                            -----------------

certain transactions that effectuated a recapitalization of the Company, a partial redemption of the equity in the Company owned by the Original

Stockholders (except Zechman) and the investment by the Investors in the

Company;

          WHEREAS, on September 1, 1995, the Transferees became parties to the

Stockholders' Agreement and thereafter have been deemed to be Management

Stockholders for purposes thereof;

          WHEREAS, on the date hereof, the parties hereto entered into an agreement (the "Restructuring Agreement") to restructure the economic interests
                -----------------------

of the Management Stockholders and the Investors in the Company and to grant a release of liability from claims; and

          WHEREAS, the Restructuring Agreement contemplates an amendment to the

Stockholders' Agreement.

          NOW, THEREFORE, the parties hereto mutually agree to amend the

Stockholders' Agreement as follows:

          1.   The provisions of Section 5 of the Stockholders' Agreement are hereby terminated and replaced with the following amended provisions:

          5.   Governance.
               ----------

               5.1  General.  From and after the execution of this Agreement,
                    -------
     each Stockholder shall vote its Shares, at any regular or special meeting of stockholders of the Company (each a "Stockholders' Meeting"), or in any
                                             ---------------------
     written consent executed in lieu of such a meeting of stockholders (a "Written Consent"), and shall take all other actions necessary to give
      ---------------
     effect to the agreements contained in this Agreement and to ensure that the Charter Documents do not at any time hereafter conflict in any respect with the provisions of this Agreement. In addition, each Stockholder shall vote its Shares at any Stockholders' Meeting, or act by Written Consent with respect to such Shares, upon any matter submitted for action by the Company's stockholders, or with respect to which such Stockholder may vote or act by Written Consent, in conformity with the specific terms and provi-sions of this Agreement and the Charter Documents.

               5.2  Stockholders' Actions.  In order to effectuate the
                    ---------------------
     provisions of this Section 5, each Stockholder hereby agrees that, when any action or vote is required to be taken by such Stockholder pursuant to this Agreement, such Stockholder shall use its best efforts to call, or cause the appropriate officer and directors of the Company to call, a Stockholders' Meeting or to execute or cause to be executed a Written Consent pursuant to Section 5/8.45 of the IBCA to effectuate such stockholder action. Further, each Stockholder shall use its best efforts to cause the Board of Directors to adopt, either at a meeting of the Board of Directors or by unanimous written consent of the Board of Directors pursuant to Section 5/7.10 of the IBCA, all the resolutions necessary to effectuate the provisions of this Agreement. Each Stockholder shall use its best efforts to cause the Board of Directors to cause the Secretary of the Company, or if there be no Secretary, such other officer of the Company as the Board of Directors may appoint to fulfill the duties of Secretary, to not record any vote or consent contrary to the terms of this Section 5.

               5.3  Election of Directors.  Each Stockholder shall vote its
                    ---------------------
     Shares at any Stockholders' Meeting, or act by Written Consent with respect to such Shares, and take all other actions necessary to ensure that the number of directors constituting the entire Board of Directors shall be eleven, as provided for below. Each Stockholder shall vote its Shares at any Stockholders' Meeting called for the purpose of filling the positions on the Board of Directors, or in any Written Consent executed for such purpose, and take all other actions necessary to ensure the election to the Board of Directors of the following individuals:

                    (a) one individual, who shall be designated by Whitney (the "J.H. Whitney Director");
      ---------------------

                    (b) two individuals, who shall be designated by Whitney Equity Fund (the "Whitney Equity Fund Directors" and, collectively with the
                       -----------------------------
     J.H. Whitney Director, the "Whitney Directors");
                                 -----------------

                    (c) three individuals, who shall be designated by CVCA (the "CVCA Directors");
      --------------

                    (d) two individuals, who shall be designated by the vote of a majority of the shares of Class A Common Stock held by the Management Stockholders (the "Management Directors"); and
                        --------------------

                    (e)  three individuals (the "Independent Directors"), who
                                                 ---------------------
     shall be designated by the vote of a majority of the Whitney Directors, the CVCA Directors and the Management Directors, in the aggregate(the "Required
                                                                        --------
     Vote").
     ----

     On the date of this Amendment, the Whitney Directors shall be Peter M. Castleman, Dr. Jeffrey R. Jay and Cheryl Lippert, the CVCA Directors shall be Dr. Mitchell J. Blutt, Dr. Damion E. Wicker and Spiro and the Management Directors shall be Mintz and Dr. Carl R. Adkins.

               5.4  Removal and Replacement.  Whitney shall be entitled at any
                    -----------------------
     time and for any reason (or for no reason) to designate the J.H. Whitney Director for removal, Whitney Equity Fund shall be entitled at any time and for any reason (or for no reason) to designate any or all of the Whitney Equity Fund Directors for removal, CVCA shall be entitled at any time and for any reason (or for no reason) to designate any or all of the CVCA Directors for removal and the Management Stockholders shall be entitled at any time and for any reason (or for no reason) to designate by the vote of a majority of the shares of Class A Common Stock held by the Management Stockholders either or both of the Management Directors for removal. The Whitney Directors, the CVCA Directors and the Management Directors shall be entitled at any time and for any reason (or for no reason) to designate, pursuant to a Required Vote, any Independent Director for removal. If, at any time, a vacancy is created on the Board of Directors by reason of the death, removal or resignation of the J.H. Whitney Director, the Whitney Equity Fund Directors, the
     CVCA Directors, either Management Director or any Independent Director, each Stockholder shall, as soon as practicable after the date such vacancy first occurs and in any event prior to the transaction of any other business by the Stockholders or the Board of Directors, take action, including the voting of its Shares, to elect a director or directors designated to fill such vacancy or vacancies in the following manner:

                     (a) if a vacancy is created by reason of the death, removal or resignation of the J.H. Whitney Director, Whitney shall designate a nominee to be elected to fill such vacancy until the next annual meeting of stockholders of the Company;

                    (b) if a vacancy is created by reason of the death, removal or resignation of a Whitney Equity Fund Director, Whitney Equity Fund shall designate a nominee to be elected to fill such vacancy until the next annual meeting of stockholders of the Company;

                    (c) if a vacancy is created by reason of the death, removal or resignation of a CVCA Director, CVCA shall designate a nominee to be elected to fill such vacancy until the next annual meeting of stockholders of the Company;

                    (d) if a vacancy is created by reason of the death, removal or resignation of a Management Director, the Management Stockholders shall designate by the vote of a majority of the shares of Class A Common Stock held by the Management Stockholders a nominee, to be elected to fill such vacancy until the next annual meeting of stockholders of the Company; and

                    (e) if a vacancy is created by reason of the death, removal or resignation of an Independent Director, the Whitney Directors, the CVCA Directors and the Management Directors shall, pursuant to a Required Vote, designate a nominee to be elected to fill such vacancy until the next annual meeting of stockholders of the Company.

               5.5  Termination of Sections 5.3 and 5.4.  Notwithstanding
                    -----------------------------------
     anything herein to the contrary, (i) from and after the date that Whitney, Whitney Equity Fund and their Permitted Transferees own in the aggregate Shares representing less than 25% of the Shares owned in the aggregate by them on the date of this Amendment, Whitney Equity Fund shall only be entitled to designate one director for election or removal pursuant to
     Section 5.3 or 5.4, respectively, (ii) from and after the date that CVCA and its Permitted Transferees own in the aggregate Shares representing less than 25% of the Shares owned by CVCA on the date of this Amendment, CVCA shall only be entitled to designate two directors for election or removal pursuant to Section 5.3 or 5.4, respectively, (iii) from and after the date that the Management Stockholders own in the aggregate Shares representing less than 25% of the Shares owned in the aggregate by them on the date of this Amendment, the Management Stockholders shall only be entitled to designate one director for election or removal pursuant to Section 5.3 or 5.4, respectively; (iv) from and after the date that Whitney, Whitney Equity Fund and their Permitted Transferees own in the aggregate Shares representing less than 10% of the Shares owned in the aggregate by them on the date of this Amendment, Whitney and Whitney Equity Fund shall no longer be entitled to designate any directors for election or removal pursuant to
     Section 5.3 or 5.4, respectively, (v) from and after the date that CVCA and its Permitted Transferees own in the aggregate Shares representing less than 10% of the Shares owned in the aggregate by them on the date of this Amendment, CVCA shall no longer be entitled to designate any directors for election or removal pursuant to Section 5.3 or 5.4, respectively and
     (vi) from and after the date that the Management Stockholders and their Permitted Transferees own in the aggregate Shares representing less than 10% of the Shares owned in the aggregate by them on the date of this Amendment, the Management Stockholders shall no longer be entitled to designate a director for election or removal pursuant to Section 5.3 or 5.4, respectively; provided, that, the number of Shares owned by any Person
                        --------  ----
     on the date of this Amendment for purposes of this Section 5.5 shall be adjusted for any dividend, subdivision, combination or reclassification of the Shares or any merger or consolidation of the Company with or into any other Person and such Person shall be deemed to own on the date hereof that number of Shares or other securities which such Person was entitled to receive as result of such dividend, subdivision, combination, reclassification, merger or consolidation.

               5.6  Board Committees.  The Stockholders shall cause the Company
                    ----------------
     to amend its By-laws to (i) provide that the Audit Committee, as established under Article III, Section 13 of the Amended By-laws shall be composed of three members, one of whom shall be designated by the Whitney Directors, one of whom shall be designated by the CVCA Directors and one of whom shall be designated jointly by the Whitney Directors and the CVCA Directors, and
     (ii) provide that the Compensation Committee, as established under
     Article III, Section 14 of the Amended By-laws shall be composed of three members, one of whom shall be designated by the Whitney Directors, one of whom shall be designated by the CVCA Directors and one of whom shall be designated jointly by the Whitney Directors and the CVCA Directors. Each Stockholder agrees that it will not take, cause to be taken or approve any action (including, but not limited to, any amendment of the Amended and Restated Articles of Incorporation of the Company) that would be inconsis-tent with the first sentence of this Section 5.6.

               5.7  Compensation of Directors.  Each of the Whitney Directors
                    -------------------------
     and CVCA Directors, in consideration of his or her service as a director, shall be entitled to receive from the Company reimbursement for reasonable out-of-pocket expenses (including travel related expenses), if any, incurred in connection with the performance of his or her duties as a director. Nothing contained in this Section 5.7 shall preclude any member of the Board of Directors from serving the Company or its subsidiaries in any other capacity and receiving proper compensation therefor.


          2.   The definitions of the terms "Primary Trigger Event" and
                                             ---------------------

"Investor Director" are hereby deleted from Section 1 of the Initial Agreement.
 -----------------

               The definitions of the following terms are hereby amended or added to Section 1 of the Initial Agreement:

               "Charter Documents" means the Amended and Restated Articles of
                -----------------
Incorporation and By-laws of the Company in effect on the date hereof, each as may be amended from time to time.

               "Outstanding Shares" shall mean all shares of Class A Common
                ------------------
stock issued and outstanding immediately following the closing of a Qualified Public Offering. For the purposes of any computation of the amount of Outstanding Shares, all shares of Series A Preferred Stock and Class B Common Stock and shall be deemed to be converted into the maximum number of shares of Class A Common Stock into which such shares of Series A Preferred Stock and Class B Common Stock and are then convertible as provided in the [Amended and Restated Articles of Incorporation].

               "Restructuring Agreement" means the Restructuring Agreement,
                -----------------------
dated September 6, 1995, among the Company and the parties hereto.

               "Shares" means, with respect to each Stockholder, all shares,
                ------
whether now owned or hereafter acquired, of Class A Common Stock, Class B Common Stock and Series A Preferred Stock. For the purposes of any computation of the amount of Shares either outstanding or held by any Stockholder pursuant to Sections 3 and 5.5, all Class B Common Stock and Series A Preferred Stock held by such Stockholder shall be deemed to be converted, exercised or exchanged for shares of Class A Common Stock whether or not such conversion, exercise or exchange has actually been effected.

          3.   The parenthetical in the first sentence of Section 3.4 is hereby amended and replaced with the following provision:  "(i) an employee stock option plan or any issuance of stock to an employee that is approved by the

Company's Board of Directors, (ii) a stock split or stock dividend, (iii) an issuance of capital stock pursuant to the exercise of any option, warrant or convertible security, (iv) a public offering of the Company's capital stock or

(v) an issuance of capital stock pursuant to the Subscription Agreements or the

Restructuring Agreement)."

          4.   The following paragraph is hereby added to the provisions of

Section 3.4 immediately following the first paragraph of such section:

               The Company will not issue shares of capital stock to any

          employee of the Company or its subsidiaries unless such employee agrees to be
          bound by the terms and provisions of this Agreement as a Management

          Stockholder.

          5.   This Agreement shall be governed and construed in accordance with the laws of the State of Illinois applicable to agreements made and to be performed entirely within such State.

          6.   This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall consti-

tute one and the same agreement.

          7.   Except as expressly amended by this Amendment, the Initial

Agreement shall continue in full force and effect in accordance with the terms thereof on the date hereof.

          8.  Capitalized terms used herein and not otherwise defined shall have the same meanings attributed to them in the Initial Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first written above.


                                        MEDICON, INC.


                                        By: /s/ Mitchell J. Blutt, M.D.
                                           -------------------------------
                                           Name: Mitchell J. Blutt, M.D.
                                           Title: Executive Partner


                                        J.H. WHITNEY & CO.


                                        By: /s/ Jeffrey R. Jay
                                           -------------------------------
                                           Name: Jeffrey R. Jay
                                           A General Partner


                                        WHITNEY 1990 EQUITY FUND, L.P.


                                        By: /s/ Jeffrey R. Jay
                                           -------------------------------
                                           Name: Jeffrey R. Jay
                                           A General Partner


                                        WHITNEY SUBORDINATED DEBT FUND, L.P.


                                        By: /s/ Jeffrey R. Jay
                                           -------------------------------
                                           Name: Jeffrey R. Jay
                                           A General Partner

                                        CHEMICAL VENTURE CAPITAL
                                        ASSOCIATES, A CALIFORNIA LIMITED
                                        PARTNERSHIP


                                        By: CHEMICAL VENTURE PARTNERS,
                                            Its General Partner


                                        By:_______________________________
                                           Name:


                                          __________________________________
                                                     Alan P. Mintz



                                                   /s/ Lawrence Rubinstein
                                          ----------------------------------
                                                  Lawrence Rubinstein


                                                   /s/ John Adams
                                          ----------------------------------
                                                       John Adams


                                          _________________________________
                                                      Nancie Blatt


                                                       /s/ Alan Spiro
                                          ---------------------------------
                                                       Alan Spiro


                                          __________________________________
                                                   Sheldon Gulinson


                                          __________________________________
                                                    James Zechman



                                              /s/ Steven Hillel Mintz
                                          ----------------------------------
                                           Steven Hillel Mintz Irrevocable
                                                Trust 12/19/94
                                           By:    John E. Adams
                                           Its:   Trustee

                                        CHEMICAL VENTURE CAPITAL
                                        ASSOCIATES, A CALIFORNIA LIMITED
                                        PARTNERSHIP


                                        By: CHEMICAL VENTURE PARTNERS,
                                            Its General Partner


                                        By: /s/ Mitchell J. Blutt, M.D.
                                           ----------------------------
                                           Name: Mitchell J. Blutt, M.D.


                                                    /s/ Alan P. Mintz
                                          -----------------------------
                                                     Alan P. Mintz



                                          __________________________________
                                                  Lawrence Rubinstein


                                          __________________________________
                                                       John Adams


                                          _________________________________
                                                      Nancie Blatt


                                          __________________________________
                                                       Alan Spiro


                                                    /s/ Sheldon Gulinson
                                          ----------------------------------
                                                   Sheldon Gulinson


                                          __________________________________
                                                    James Zechman




                                          ---------------------------------
                                           Steven Hillel Mintz Irrevocable
                                                Trust 12/19/94
                                           By:    John E. Adams
                                           Its:   Trustee

                                        CHEMICAL VENTURE CAPITAL
                                        ASSOCIATES, A CALIFORNIA LIMITED
                                        PARTNERSHIP


                                        By: CHEMICAL VENTURE PARTNERS,
                                            Its General Partner


                                        By:_______________________________
                                           Name:


                                          __________________________________
                                                     Alan P. Mintz



                                                   /s/ Lawrence Rubinstein
                                          ----------------------------------
                                                  Lawrence Rubinstein


                                                   /s/ John Adams
                                          ----------------------------------
                                                       John Adams


                                          _________________________________
                                                      Nancie Blatt


                                          __________________________________
                                                       Alan Spiro


                                          __________________________________
                                                   Sheldon Gulinson


                                                      /s/ James Zechman
                                          ----------------------------------
                                                    James Zechman



                                                  /s/ Steven Hillel Mintz
                                          ----------------------------------
                                           Steven Hillel Mintz Irrevocable
                                                Trust 12/19/94
                                           By:    John E. Adams
                                           Its:   Trustee

                                              /s/ Ari David Mintz
                                           --------------------------------
                                             Ari David Mintz Irrevocable
                                                  Trust 12/19/94
                                             By:  John E. Adams
                                             Its: Trustee



                                               /s/ Jeffrey Adam Mintz
                                           --------------------------------
                                             Jeffrey Adam Mintz Irrevocable
                                                  Trust 12/19/94
                                             By:  John E. Adams
                                             Its: Trustee



                                               /s/ Jonathon Ephraim Mintz
                                           --------------------------------
                                             Jonathon Ephraim Mintz Irrevocable
                                                  Trust 12/19/94
                                             By:  John E. Adams
                                             Its: Trustee



                                             /s/ Adam M. Rubinstein
                                           --------------------------------
                                             Adam M. Rubinstein Irrevocable
                                                  Trust 12/19/94
                                             By:  Edward S. Salomon
                                             Its: Trustee





                                             /s/ Adina R. Herman
                                           --------------------------------
                                             Adina R. Herman Irrevocable
                                                  Trust 12/19/94
                                             By:  Edward S. Salomon
                                             Its: Trustee



                                            /s/ Elana B. Rubinstein
                                           --------------------------------
                                             Elana B. Rubinstein Irrevocable
                                                  Trust 12/19/94
                                             By:  Edward S. Salomon
                                             Its: Trustee